UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Item 1: Report to Shareholders

Maryland Tax-Free Money Fund	August 31, 2008

The views and opinions in this report were current as of August 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Maryland municipal securities produced strong gains in the six-month period ended August 31, 2008, rebounding sharply from deeply oversold levels at the end of February. Investors favored higher-quality and shorter-term issues due to lingering concerns about liquidity in some segments of the fixed-income market. The Federal Reserve reduced short-term interest rates through the end of April to ease the effects of the credit crunch on the economy, but rising inflation pressures have discouraged additional rate cuts since that time. The T. Rowe Price Maryland Tax-Free Funds produced solid six-month returns in this environment and generally outperformed their peers, largely on the strength of our rigorous, proprietary research.

HIGHLIGHTS

• Maryland municipal bonds generated solid gains for the six-month period.

• The funds remained invested predominantly in high-quality municipal securities, which generally outperformed lower-quality issues.

• Each of the T. Rowe Price Maryland Tax-Free Funds matched or exceeded the performance of its Lipper peer group average in the past six months.

• We believe municipal securities of all maturities offer good value relative to their taxable counterparts.

MARKET ENVIRONMENT

According to current estimates, the economy grew at a surprisingly strong 3.3% annualized rate in the second quarter, helped by brisk export activity and tax rebate checks from the federal government. However, economic growth is expected to be sluggish for at least the rest of the year because of residential real estate weakness, massive mortgage losses in the financials sector, declining employment, and elevated energy costs.

As financial institutions cut back on lending to preserve capital and avoid additional loan-related losses, the Federal Reserve took several extraordinary actions to boost market liquidity—such as helping J.P. Morgan Chase acquire Bear Stearns and creating new credit facilities that allow investment banks and broker-dealers to borrow directly from the Fed. The central bank also reduced the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime consumer lending rates—to 2.00% by the end of April 2008 from 5.25% one year ago. Although the economic outlook remains weak, the Fed has refrained from cutting rates since the end of April due to rising inflation.

As shown in the graph below, yields of high-quality Maryland municipal securities with various maturities declined materially in the last six months. This reflects increased investor interest in tax-free securities following a sharp sell-off in February stemming from concerns about the dysfunctional auction-rate securities market and the credit rating downgrades of monoline insurance companies that back municipal bonds. In contrast, intermediate-term Treasury yields rose substantially, as the credit-related flight to quality reversed somewhat and investors concluded that additional Fed rate cuts are unlikely.

Despite the improved performance of municipal bonds nationwide in the last six months, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2008, the 3.60% yield offered by a 10-year, tax-free municipal bond rated AAA was about 94% of the 3.81% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.71% yield that is about 106% of the 4.42% yield offered by 30-year Treasuries.

Based on current valuations, our belief is that the municipal bond market remains a high-quality market. Given the growing likelihood that federal tax rates will rise in the next few years, we believe that investors who are seeking tax-free income and are willing to accept the potential for more volatility—as the market continues to work through the ripple effects of the credit crunch—should consider taking advantage of what still appears to be a good buying opportunity for municipals.

MUNICIPAL MARKET NEWS

New municipal supply thus far in 2008 has grown at a steady clip—about $294 billion through the end of August, according to The Bond Buyer. New issue supply has been lifted by issuers refinancing their auction-rate securities to avoid paying punitive penalty rates of interest when auctions fail. With state economies and revenue growth weakening—though current conditions are not as bad as they were in previous recessions—new issuance is likely to surpass the $400 billion mark again for the full year.

Demand for municipals has been reasonable, though not robust, as alternative buyers of municipals—such as hedge funds and foreign investors—have decreased their presence in the market, and broker-dealers remain hesitant to add tax-free bonds to their inventories. Individual investors have shown some interest in taking advantage of attractive tax-free yields, but their ability to absorb heavy new municipal issuance is limited. Given the continuing credit market stress, shorter-term and higher-quality municipal securities have had greater appeal than long-term and lower-quality issues.

The well-publicized and ongoing financial problems suffered by monoline insurance companies have had a significant effect on the quality composition of the municipal market. In aggregate, while the overall credit quality of the market remained high, the actual allocation of the highest-rated bonds has trended lower. Many bonds that were once rated AAA because they were insured have been downgraded, and investors are assigning virtually no value to the underlying insurance. The Maryland Tax-Free Funds have managed to avoid significant losses stemming from these developments because we conduct thorough, in-house research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Employment increased by 1.0% from July 2007 to July 2008, a period in which the nation’s employment rate was flat. As of July 2008, Maryland’s unemployment rate was 4.4%, well below the nation’s 5.7% seasonably adjusted unemployment rate. Wealth levels are favorable, with Maryland’s 2007 per capita personal income (the latest available data) representing 119% of the national average and ranking it fifth among all states.

To address a potential budget deficit of as much as $1.7 billion for fiscal year 2009, Governor O’Malley convened the state legislature for a special session last October. In the session, the legislature enacted expenditure reductions and a range of permanent revenue increases, including increasing the statewide sales tax from 5% to 6%, raising the corporate income tax by 1.25%, and recalibrating the personal income tax brackets. Although these measures brought the state’s budget into balance, the Board of Revenue Estimates recently announced that the slowing economy and weak housing market conditions have lowered revenues below expectations. The governor said he will propose expense cutbacks to the Board of Public Works to address this challenge.

Maryland’s debt burden is somewhat above the national average. As of December 31, 2007, the state had $7.3 billion of net tax-supported debt outstanding. According to Moody’s 2007 State Debt Medians, the state’s debt burden is in the highest quartile when measured on a per capita basis and when measured by debt relative to personal income. Nevertheless, we are pleased to report that the state has a long history of responsible stewardship and prudent financial management. Accordingly, Moody’s Investors Service, Standard & Poor’s, and Fitch Ratings have rated Maryland’s general obligation bonds Aaa, AAA, and AAA, respectively, and each rating agency carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund generated a 0.80% return for the six-month period through August 31, 2008, which matched the result for the Lipper Other States Tax-Exempt Money Market Funds Average. As short-term interest rates tumbled over the past six months, the fund’s yield moved sharply lower. The portfolio’s seven-day simple dividend yield was 1.42% at the end of the reporting period, down 101 basis points (1.01%) from 2.43% six months ago. As always, the fund is entirely invested in high-quality (AAA and AA) securities. A money fund’s yield more closely reflects its current earnings than does the total return.

The aftershocks of the credit crisis, which began more than a year ago, have continued to roil the municipal money market. The most significant event has been the virtual collapse of the monoline insurers as viable guarantors within the money market. As a result of the downgrades, a large amount of outstanding debt became inappropriate investments for high-quality money funds, such as this one. Money managers were forced to move quickly to shed their portfolios of any debt carrying a “tainted” insurer.

As we wrote in the last report to shareholders, we were fortunate to have a minimal amount of insured bonds in the portfolio. Losses and the resultant liquidity constraints on Wall Street led to a sharp cutback in sponsorship for the tender option bond trade (the municipal market’s version of borrow at short-term rates and invest at higher long-term rates), previously a significant source of variable rate supply. Finally, the difficulties in the auction-rate market, and its pronounced work out, have introduced another source of stress in the overall money market picture.

These rapid changes, along with additional Fed rate cuts and ongoing liquidity and credit concerns, created more interest rate volatility in the municipal money market universe than we have seen in many years. Yield swings in the variable rate debt market were the most dramatic. Over the past six months, variable rates moved from a low of 1.37% to as high as 3.70%. Other parts of the yield curve also moved sharply but to a lesser extent. For example, 90-day commercial paper yields ranged from 1.30% to 2.35%, while one-year notes ranged between 1.54% and 2.28%. At the end of the reporting period, the yield on most money market securities was near the low end of these six-month ranges.

On an after-tax basis, yields on high-quality, short-term municipal investments became slightly less attractive than their taxable counterparts. The short-maturity portion of the municipal yield curve is offering lower-than-expected rates as investors continue to show a strong preference for safety and a demand for “clean” money market instruments. Over the past six months, your portfolio has increased its allocation to AAA rated securities to 89% of assets, as shown in the table above.

Our strategy during the last reporting period was decidedly defensive. Given the extreme volatility of the market, a rapidly changing credit environment, and the supply dislocations affecting yields across our curve, we felt an overweight position in variable-rate demand notes provided the best investment opportunity. Despite the defensive nature of our strategy, it proved to offer the best yields to investors. Average yields on seven-day variable rate demand notes averaged 2.16% for the last six months and ended the period as the highest-yielding portion of our curve at 1.85% . Currently, more than 80% of the portfolio is invested in seven-day variable rate securities. As a result, the fund now has a significantly shorter weighted average maturity, ending the period at 29 days.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 2.24% for the six-month period ended August 31, 2008. As shown in the table, our result exceeded the Lipper Short Municipal Debt Funds Average. Since our report at the end of February, the fund’s 30-day dividend yield declined marginally, in part due to the Federal Reserve’s interest rate cuts. At the end of the reporting period, the portfolio yielded 2.85%, down 17 basis points (0.17%) from 3.02% six months ago. The portfolio’s net asset value (share price) remained very stable during this period, ending August at $5.21 per share, a gain of four cents since the end of February.

Since the first quarter of 2007, the fund has maintained a fairly aggressive portfolio duration posture (duration measures a fund’s sensitivity to interest rates; see the glossary for a more detailed explanation). Our goal had been to maintain a longer duration than that of the benchmark. During the past six months, however, we shortened duration as the yield curve steepened. The portfolio ended the period with a duration of 1.9 years, modestly lower than 2.2 years at the end of February. Overall, the portfolio’s income has remained stable in recent reporting periods. Although the fund’s dividends totaled $0.15 for the past 12 months (down from $0.16 for the 12-month period ended February 29, 2008), the 30-day dividend yield was little changed at 2.85% at the end of the period.

During the period, we adopted a so-called “barbell” investment strategy—purchasing securities with short maturities and longer maturities, while simultaneously cutting back on the intermediate segment of the yield curve, which we felt became fully valued. Additionally, we increased our exposure considerably to health care bonds and other sectors that offered higher yields. At the end of February, our allocation to hospital revenue bonds was 5.6% compared with 13.2% at the end of August. We also added to our holdings of prerefunded bonds—our allocation rose to 13.5% at the end of the period from 10.2% six months earlier. Offsetting these increases were reductions in our local and state general obligation bond positions, which declined to 36.3% of the portfolio from 42.3% six months ago. One of our major goals as interest rates declined was to increase the fund’s income.

The portfolio’s average credit quality declined modestly from its level six months ago due in large part to the downgrades of monoline insurers in our market. While the quality of these insurers has declined, the recent downgrades do not necessarily reflect deterioration in the credit quality of the underlying issuers of our holdings. Overall, the portfolio remained high quality (AA average credit quality) and broadly diversified, and our allocation to investment-grade Maryland credits (97% of net assets) was relatively unchanged since last August. Moody’s Investors Service, a municipal bond rating agency, is in the process of recalibrating its municipal bond ratings scale to more closely align with its global scale, a move that should lead to upward rating revisions for most municipal sectors over the next six months. Moody’s expects to complete this recalibration by early 2009.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund generated solid gains for the six months ended August 31, 2008. Despite the volatile market environment for long-term municipal bonds, your fund easily outpaced its Lipper peer group average. Over the last six months, dividends totaling $0.23 per share were nearly matched by a $0.22 share price gain (bond prices move inversely with yields). Our success versus our Lipper peer group was due to the fund’s emphasis on higher-quality bonds, sector allocation decisions, yield curve positioning, and our below-average fee structure.

Our income payout has remained relatively constant over the last several years, totaling $0.47 per share for the past 12 months. However, because the fund’s share price increased over the past six months, the portfolio’s 30-day dividend yield declined to 4.62% at the end of the reporting period from 4.73% six months ago. Overall, we have targeted a neutral interest rate stance in recent months. With yields still comparatively low from a historical perspective, low expenses are an important and sustainable advantage for the fund as they allow us to pass through more income to shareholders.

We emphasized purchases of longer-maturity bonds over the past six months. Because of the dislocations in the municipal market at the outset of the period, and due to our view that the municipal markets were attractive on a relative basis, we overweighted the portfolio in this sector of the yield curve. As a consequence, the fund’s weighted average maturity increased by about one year since the end of February, to 15.2 years.

We added selectively to several credit sectors that fell out of favor during the period. Most notably, we increased our allocation in housing bonds as issuance and secondary market activity increased. Technical issues and supply pushed spreads to overly wide levels in the sector—we added a number of securities issued by the Maryland Community Development Administration—providing us with an opportunity to build our housing industry exposure to 12%, from 7.7% six months ago. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Another major factor benefiting relative returns was our underweight in insured bonds. As described above, these issues performed poorly due to turmoil among the monoline insurers, and insured bonds with weak underlying credits posted particularly poor results. The fund has historically been underweight in municipal bonds with insurance, as we prefer to use T. Rowe Price’s in-house credit research and buy uninsured bonds.

Over the past six months, we further reduced the number of insured positions we held, particularly those with lower-quality underlying ratings. Many of these issues remained under pressure as the monoline insurers endured a difficult 2008. Our best returns were long-term, higher-quality bonds while both short- and lower-quality bonds lagged the broader market for the most recent period. Trading within the portfolio has been active over the past six months—we realized losses on several holdings to rebuild our loss reserves in an effort to maintain our excellent long-term record of tax efficiency. We continued to add to the A rated bonds and lower-quality sectors as cash flow permitted. While lower-quality securities suffered during the summer, we were able to increase the portfolio’s yield, which should serve returns well over the long run.

Overall, the portfolio’s quality remained very high. The fund is currently 91% invested in bonds rated BBB and higher (investment grade), which is modestly lower than 94% six months ago. While there may be near-term volatility, we expect that the prospect for good relative returns in our market is greatly improved. As always, an important contributor to our good relative returns is the depth and talent of our team of credit analysts.

OUTLOOK

In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer compelling values relative to taxable bonds, in our view—particularly for investors in the highest tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations, especially for longer-term securities, remain attractive.

At present, the Fed seems unlikely to initiate a series of rate hikes to address inflation as long as the economy and housing market remain weak and employment is decreasing. However, if inflation continues to climb, Treasury yields will probably rise, and the Federal Reserve may be forced at some point to raise interest rates. Although municipal yields tend not to rise as much as Treasury yields, the municipal bond market would not be immune to a broad sell-off in the Treasury market.

T. Rowe Price’s municipal bond portfolio managers and credit analysts continue to monitor the municipal market carefully in an attempt to identify securities with attractive yields and a good long-term risk/reward trade-off. As always, we will rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 16, 2008

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Auction-rate securities (ARS): A type of security used in municipal financing. Although these securities have long-term maturities, their interest rates are reset every seven, 25, or 35 days through an auction process.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer, or a specified third party acting as agent for the issuer, to purchase the bonds, usually at par, at a specified time prior to maturity, or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.3%		
MARYLAND 99.3%		
Anne Arundel County, Special Obligation, 7.10%, 7/1/29 (Prerefunded 7/1/09) (1)	1,230	1,306
Anne Arundel County, Water & Sewer, GO, 4.00%, 3/1/09	30	30
Austin Trust Receipts (Bank of America), Maryland Transportation Auth., Series 3017x, VRDN, 1.96%, 7/1/41 (2)	6,665	6,665
Austin Trust Receipts (Bank of America), Maryland Transportation Auth., Series 1152, VRDN, 1.96%, 7/1/41 (2)	10,575	10,575
Austin Trust Receipts (Bank of America), Maryland, GO, VRDN 1.65%, 7/15/22	2,000	2,000
Baltimore County, GO, TECP, 1.75%, 9/9/08	1,500	1,500
Baltimore County, Metropolitan Dist. 71st Issue, GO 5.00%, 2/1/09	1,525	1,539
Baltimore County, Quail Ridge Apartments, Multi-Family VRDN, 1.92%, 4/15/34	1,800	1,800
Baltimore County, Saint James Academy, VRDN 1.82%, 10/1/26	3,750	3,750
Baltimore County Mortgage, Spring Hill Realty, VRDN 2.50%, 9/20/28	8,940	8,940
Carroll County, Public Improvement, GO, 3.75%, 11/1/08	2,055	2,056
Carroll County, Public Improvement, GO, 4.00%, 10/1/08	500	501
Carroll County, Public Improvement, GO, 4.60%, 12/1/08	200	201
Carroll County, Public Improvement, GO, 5.00%, 12/1/08	250	252
Carroll County, Fairhaven Retirement Community, VRDN 1.83%, 1/1/34	2,840	2,840
Cecil County, Consolidated Public Improvement, GO 5.00%, 12/1/08 (2)	1,100	1,105
Chestertown, Washington College, VRDN, 1.86%, 3/1/38	1,000	1,000
Frederick County, Public Fac., GO, 4.00%, 6/1/09	2,860	2,901
Gaithersburg, Asbury Obligation Group, VRDN, 1.83%, 1/1/36	2,000	2,000
Harford County, Consolidated Public Improvement, GO 5.00%, 12/1/08	3,000	3,012
Harford County, GO, 5.50%, 12/1/08	1,000	1,009

Howard County, Consolidated Public Improvement, GO 4.25%, 2/15/09	1,000	1,007
Howard County, Consolidated Public Improvement, GO 5.00%, 2/15/09	1,000	1,013
Howard County, Sherwood Crossing Apartments, VRDN 1.90%, 7/15/33	1,750	1,750
Maryland, GO, 5.00%, 2/1/09	1,000	1,009
Maryland, GO, VRDN, 1.79%, 7/15/23	2,500	2,500
Maryland, GO, VRDN, 1.92%, 7/15/22	5,335	5,335
Maryland, State & Local Fac., GO, 5.00%, 3/1/09	2,500	2,535
Maryland, State & Local Fac., GO, 5.25%, 3/1/09	150	152
Maryland, State & Local Fac., GO, 5.50%, 3/1/09	2,600	2,642
Maryland CDA, Residential Housing, 3.55%, 9/1/08	200	200
Maryland CDA, Residential Housing, 4.70%, 9/1/09	200	205
Maryland DOT, 3.25%, 12/1/08 (3)	100	100
Maryland DOT, 4.00%, 12/15/08	350	351
Maryland DOT, 5.00%, 12/15/08	250	252
Maryland DOT, VRDN, 1.84%, 2/15/23	3,945	3,945
Maryland Economic Dev. Corp., American Urological Education VRDN, 1.85%, 9/1/32	1,760	1,760
Maryland Economic Dev. Corp., Assoc. Catholic Charities, VRDN 1.82%, 10/1/29	5,555	5,555
Maryland Economic Dev. Corp., Chesapeake Bay Foundation VRDN, 1.90%, 11/1/23	3,210	3,210
Maryland Economic Dev. Corp., Howard Hughes Medical Institute, VRDN, 1.75%, 2/15/43	750	750
Maryland Economic Dev. Corp., Montgomery County Town Square Parking, 2.95%, 9/15/09	125	126
Maryland Economic Dev. Corp., Providence Center, VRDN 1.82%, 5/3/27	2,905	2,905
Maryland Economic Dev. Corp., YMCA of Central Maryland VRDN, 1.86%, 4/1/31	1,950	1,950
Maryland HHEFA, Adventist Healthcare, VRDN, 1.82%, 1/1/35	3,740	3,740

Maryland HHEFA, Bryn Mawr School for Girls, VRDN 1.85%, 3/1/30	1,790	1,790
Maryland HHEFA, Carnegie Institution of Washington, VRDN 1.90%, 10/1/37	5,900	5,900
Maryland HHEFA, Collington Episcopal Lifecare, 6.75%, 4/1/20 (Prerefunded 4/1/09) (1)	245	251
Maryland HHEFA, Doctors Community Hosp., VRDN 1.75%, 7/1/38	2,000	2,000
Maryland HHEFA, Frederick Memorial Hosp., VRDN 1.77%, 7/1/35	1,000	1,000
Maryland HHEFA, French Int'l. School, VRDN, 1.85%, 8/1/34	1,280	1,280
Maryland HHEFA, Friends School of Baltimore, VRDN 1.85%, 4/1/29	5,085	5,085
Maryland HHEFA, Indian Creek School, VRDN, 1.82%, 12/1/29	1,945	1,945
Maryland HHEFA, Johns Hopkins Hosp., VRDN, 1.76%, 5/15/27	1,000	1,000
Maryland HHEFA, Johns Hopkins Univ., VRDN, 1.80%, 7/1/36	1,000	1,000
Maryland HHEFA, Johns Hopkins Univ., VRDN, 1.84%, 7/1/38	3,750	3,750
Maryland HHEFA, Johns Hopkins Univ., VRDN, 1.87%, 7/1/16	4,650	4,650
Maryland HHEFA, Johns Hopkins Univ., VRDN, 1.87%, 7/1/16	1,000	1,000
Maryland HHEFA, Keswick Multi-Care Center and Foundation VRDN, 1.85%, 7/1/37	5,820	5,820
Maryland HHEFA, Lifebridge Health, VRDN, 1.87%, 7/1/47 (4)	7,805	7,805
Maryland HHEFA, Lifebridge Health, VRDN, 2.34%, 7/1/15 (4)	6,870	6,870
Maryland HHEFA, Lifebridge Health, VRDN, 2.34%, 7/1/15 (4)	5,150	5,150
Maryland HHEFA, Mercy Medical Center, VRDN, 1.79%, 7/1/42	500	500
Maryland HHEFA, Mercy Medical Center, VRDN, 1.84%, 7/1/22	1,000	1,000
Maryland HHEFA, Norwood School, VRDN, 1.69%, 11/1/25	1,440	1,440
Maryland HHEFA, Pickersgill Retirement Community, VRDN 1.82%, 1/1/35 (5)	10,000	10,000
Maryland HHEFA, Roland Park Country School, VRDN 1.85%, 6/1/26	515	515
Maryland HHEFA, Stella Maris Operating, VRDN, 1.85%, 7/1/21	5,670	5,670

Maryland HHEFA, Trinity School, VRDN, 1.90%, 11/1/26	4,205	4,205
Maryland HHEFA, Univ. of Maryland Medical, VRDN 1.83%, 7/1/41	2,000	2,000
Maryland HHEFA, Univ. of Maryland Medical, VRDN 1.84%, 7/1/32	4,000	4,000
Maryland HHEFA, Univ. of Maryland Medical, VRDN 2.42%, 7/1/41	1,000	1,000
Maryland HHEFA, Univ. of Maryland Medical, VRDN 2.45%, 7/1/23	1,700	1,700
Maryland HHEFA, Upper Chesapeake Health, VRDN 1.77%, 1/1/43	4,000	4,000
Maryland Ind. Dev. Fin. Auth., Calvert School, VRDN 1.85%, 11/1/31	780	780
Maryland Ind. Dev. Fin. Auth., Trinity Health, 5.50%, 12/1/08	500	504
Maryland Transportation Auth., VRDN, 1.87%, 7/1/35 (2)	2,085	2,085
Maryland Transportation Auth., VRDN, 1.88%, 7/1/41 (2)	3,825	3,825
Maryland Transportation Auth., VRDN, 1.97%, 1/1/16 (2)	4,200	4,200
Maryland Water Quality Fin. Administration, Bay Restoration Fees, 3.00%, 3/1/09	1,675	1,683
Montgomery County, BAN, GO, VRDN, 2.30%, 6/1/26	725	725
Montgomery County BAN, GO, VRDN, 2.50%, 6/1/26	1,000	1,000
Montgomery County, Consolidated Public Improvement GO, 5.00%, 2/1/09	125	127
Montgomery County Econ. Dev., Georgetown Preparatory School, VRDN, 1.90%, 6/1/35	195	195
Montgomery County Econ. Dev., Georgetown Preparatory School, VRDN, 1.90%, 6/1/37	2,000	2,000
Montgomery County, Sandy Spring Friends School, VRDN 1.85%, 9/1/34	4,365	4,365
Montgomery County, TECP, GO, 1.75%, 9/9/08	1,000	1,000
Montgomery County Housing Opportunity Community Multi-Family, VRDN, 1.82%, 7/1/36	1,000	1,000
Montgomery County Housing Opportunity Community Oakwood, Multi-Family, VRDN, 2.00%, 11/1/12	7,675	7,675

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements On March 31, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On August 31, 2008, all of the fund’s investments were classified as Level 2.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2008.

At August 31, 2008, the cost of investments for federal income tax purposes was $237,619,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2008, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2009. At August 31, 2008, there were no amounts subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2008, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $28,000 for T. Rowe Price Services, Inc., and $0 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of August 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 36,678,351 shares of the fund, representing 15% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (including any applicable fee waivers or expenses paid by the Manager or reimbursements by the fund) was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 17, 2008